Exhibit 99.1
N O V E M B E R 2 8 , 2 0 0 7 Hudson City Bancorp, Inc. 2007 FBR Capital Markets Investor Conference B U I L D I N G F R O M S T R E N G T H

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) Hudson City Bancorp, Inc.’s (“Hudson City” or “HCBK”) plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as “may”, &# 147;believe”, “expect”, “anticipate”, “should“, “plan”, “estimate”, “predict”, “continue”, “potential”, or words of similar meaning. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Hudson City’s 2006 Annual Report on Form 10-K and the September 30, 2007 form 10-Q filed with the Securities and Exchange Commission and are available at the SEC’s Internet site (http://www.sec.gov) or through our Internet site (http://www.hcbk.com). Any or all of the forward-looking statements in this presentation and in any other public statements made by Hudson City may turn out to be wrong. They can be affected by inaccurate assumptions Hudson City might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed, Hudson City does not intend to update any of the forward-looking statements afte r the date of this presentation or to conform these statements to actual events.

Illustration Introduction A N D Strategic Review B U I L D I N G F R O M S T R E N G T H

Overview Increased number of branches by 31% since January 2006 to 118 branch locations : 91 in New Jersey, 21 in New York and 6 in Connecticut (5 committed for 2008) “First-step” conversion in July 1999, selling 47% and raising $541 million and completed “second-step” conversion on June 7, 2005 raising $3.9 billion Third-largest thrift based on a market capitalization of $7.7 billion with assets over $42 billion Since December 31, 1999: Grown assets, deposits, and EPS by 397%, 119% and 247%1 Stock price has appreciated 886% as of September 30, 2007 1.Reflects change in total assets and total deposits from December 31, 1999 to September 30, 2007 and change in EPS from full year2000 to September 30, 2007 4

Operating Model Simple, consistent operating model Originate and purchase single family mortgage loans A jumbo originator and purchaser Retain all loans originated and purchased Outstanding credit quality Multiple mortgage loan distribution channels Retail (our own agents and extensive branch network ) Retail (mortgage brokers and bankers) Wholesale (geographic diversity)

Operating Model Industry-leading operating efficiency ratio of 25% Fund lending and investing activities with retail deposits and borrowings Compete on the basis of effective customer service and attractive pricing Focused operations, portfolio lending strategy, and low employee turnover contribute to superior customer service

Strategy: Focused Growth Continue strategy of internally-generated growth Increase mortgage originations and purchases Pursue branch expansion in existing and adjacent markets with similar demographics Capitalize on merger-related market disruption, particularly due to the acquisition of traditional thrifts Ability to target both high- and moderate-income customers facilitates expansion

What We DON’T Do... Subprime Negative Amortization Loans Option Arms

Growth in Desirable Markets We Have Branches Located in 9 of the Top 50 Counties in COUNTYHHI Rank the U.S. in Terms Morris, NJ6 of Median Somerset, NJ8 Putnam, NY9 Household IncomeRockland, NY17 Fairfield, CT30 Westchester, NY31 Suffolk, NY37 Bergen, NJ41 Monmouth, NJ48 Source: SNL DataSource. 9

Strong Growth in New Markets Hudson City Has Generated Robust Deposit Growth Since Entering Long Island in 2004 and Staten Island in 2005 Deposit Growth of New York De Novo Branches ($ in millions as of September 30,2007) Long Island: SoutholdNovember 2004$153.2 Hampton BaysApril 200546.4 SouthamptonAugust 200555.2 RiverheadOctober 2005126.9 West HamptonJuly 200623.6 GreenportAugust 20076.2 411.5 Staten Island: 1591 Richmond Rd.August 200550.4 2220 Forest Ave.August 200548.3 Midland BeachMarch 200655.2 Great KillsDecember 200652.9 206.8 Total Long Island/Staten Island (Annualized growth rate of 78% for 2007)$618.3 10

Hudson Illustration City’s Financial Review B U I L D I N G F R O M S T R E N G T H

Strong Asset Growth (in millions) $42,317 $40,000 $35,507 . 98% of 22 R $30,000A G$28,075 C $20,146 $20,000$17,033 $14,145 $11,427 $8,519$9,380 $10,000 $0 19992000200120022003200420052006Sept. 2007 at December 31 (CAGR) Compounded Annual Growth Rate

Residential Mortgage Lending Growth (in millions) OtherOne to Four Family $23,030 2.3% $19,08497.7% $20,0005% 4 . 12.8% f2 Ro97.2% G$15,062 C A1.9% $15,000 $11,36398.1% 2.1% $8,803 $10,00097.9% $6,9712.7% $5,9683.8% $4,87397.3% $4,3065.1% $5,0005.4%96.2% 4.2% 94.9% 94.6% 95.8% $0 19992000200120022003200420052006Sept. 2007 -(CAGR) Compounded Annual Growth Rateat December 31 -Other includes FHA/VA, Multifamily, Commercial and Other Loans 13

Consistently Superior Credit Quality Non-Performing Assets/Total Assets 0.20% 0.17% 0.18% 0.15%0.15% 0.16% 0.14% 0.14% 0.14% 0.12% 0.11% 0.12% 0.09% 0.10% 0.07% 0.08% 0.06% 0.04% 0.02% 0.00% 19992000200120022003200420052006Sept. 2007 at December 31 14

Industry-Leading Operational Efficiency •Hudson City ranked #1 in efficiency ratio among the 50 largest banks and thrifts by assets as of September 30, 2007(1) • $124 million in average deposits per branch at September 30, 2007 Efficiency Ratio 40% 31% 30%28%28% 26%25% 24% 24%24% 22% 20% 10% 0% 1999 2000 2001 2002 2003 2004 2005 2006 3Q07 at December 31 (1) Source: SNL DataSource 15

Winning Formula High Efficiency Competitive + Pricing Conservative= + Credit Profit Underwriting

Efficiency Source: Forbes Magazine; November 2007

Credit Quality
Source: Forbes Magazine; November 2007

HUDSON CITY Bank on Better Values℠

Earnings and Dividends Growth



$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Diluted Earnings per Share
Dividends per Share
EPS 7-Year CAGR of 32.23%
Dividend 7-Year CAGR of 67.83%
$.075
$.008
$.162
$.045
$.212
$.073
$.315
$.108
$.346
$.162
$.402
$.218
$.480
$.268
$.530
$.300
$.400
$.225
$.424
$.245
1999
2000
2001
2002
2003
2004
2005
2006
YTD 09/06
YTD 09/07
at December 31

Split adjusted (2:1 June 2002 and 3.206:1 June 2005)
(CAGR) Compounded Annual Growth Rate

19

Earnings Per Share $0.20 Diluted Earnings per Share 0.15 0.14 0.13 $0.10 $0.00 1Q20072Q20073Q2007

Cumulative Cash Returned to Shareholders
(in millions) $2,311 237,623,741 shares
Stock Repurchased Stockholder Dividends repurchased at a weighted avg. price of $7.55 $517 $2,000 $1,695
$1,794 $392
$1,500 $1,085 $1,303 $1,000 $876 $231 $674 $129
$854 $541 $89 $747 $500 $379 $57 $585
$35$ 484 $3$ 82 $344
$17 $3
$0$ 65 1999 2000 2001 2002 2003 2004 2005 2006 YTD
09/07 at December 31
Dividends does not include dividend paid to MHC

Cumulative Cash Returned to Shareholders
(in millions) $2,311 237,623,741 shares
Stock Repurchased Stockholder Dividends repurchased at a weighted avg. price of $7.55 $517 $2,000
Cumulative Net Income $1,695
$1,794 $392
$1,500
Cumulative $1,085 $1,303 Net Income $876 $231 $1,778
$1,000 $674 $129
$854 $541 $89 $747 $500 $379 $57 $585
$35$ 484 $3$ 82 $344
$17 $3
$0$ 65 1999 2000 2001 2002 2003 2004 2005 2006 YTD
09/07 at December 31
Dividends does not include dividend paid to MHC

HCBK Ownership Breakdown
June 2007
Insider Ownership* Individual Investors
1 1% 2 1%
6 8%
Institutional Investors
* Includes Beneficial Ownership of Directors and Executives Officers plus the ESOP
Source: NASDAQ Online

Superior Stock Price Performance Stock Price Range Since First Step Conversion Indexed Price 1000% HCBK: +886% 900% 800% $15.38 700% 9/28/07 600% 500% Second-step 400% 6/7/2005 $1.56 Thrifts: +122% 300% 200% DJIA: +24% 100% S&P 500: +10% 0% 7/13/99 1999 2000 2001 2002 2003 2004 2005 2006 9/28/07
Source: SNL DataSou rce

Top Thrifts — Stock Price Performance Comparison
September 29, 2006 – September 28, 2007
Source: SNL DataSource.

Bank on Better Values

The companies were selected “after a thorough review of financial metrics, Wall Street forecasts, corporate governance ratings and other public information” Of the eighteen banks named to the Platinum 400 list, Hudson City yielded the best investment performance with an average 5-year total return of 30.7% per year Hudson City Named One of America’s Best Big Companies Bank on Better Values Forbes

March 12, 2007 Dear Mr. Hermance: “On behalf of Standard & Poor’s and the S&P 500 Index Committee, I would like to welcome Hudson City Bancorp Inc. to the S&P 500.” Bank on Better Values

Hudson City Ranked #2, Among Banks, for 5-Year Performance Reprinted by permission of The Wall Street Journal, Copyright © 2007 Dow Jones & Company, Inc. All Rights Reserved Worldwide. License number 1438860976630. Dow Jones & Company’s permission to reproduce this article does not constitute or imply that Dow Jones sponsors or endorses any product, service, company, organization, security or specific investment. Compare to the Dow Jones and Bank on Better Values

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N O V E M B E R 2 8 , 2 0 0 7
Hudson City Bancorp, Inc.
2007 FBR Capital Markets Investor Conference
B U I L D I N G F R O M S T R E N G T H